SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                93-1221399
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3700 Pecos McLeod Drive, Suite 100, Las Vegas, Nevada                     89121
--------------------------------------------------------                  -----
(Address of principal executive offices)                             (Zip Code)



                                  (702)317-1610
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
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On August 31, 2005, LitFunding Corp., a Nevada corporation (the "Registrant")
sold 400,000 shares for $0.25 of its Series A 12% Convertible Preferred Stock, bringing the total issued and outstanding of this class to 800,000 shares. The total consideration received for these 400,000 shares of its Series A 12% Convertible Preferred Stock was $100,000. These shares constitute 50% the issued and outstanding shares of this class of the Registrant's stock. The shares were offered and sold in reliance on Regulation S.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       LitFunding Corp.
                                       a Nevada corporation

September 2, 2005                 By: /s/ Morton Reed
                                      ------------------------------------
                                      Morton Reed, Chief Executive Officer